EXHIBIT 10.1

             Assignment of Pending Patent Applications

                       A S S I G N M E N T

On this 28th day of February 2008 the Undersigned inventors, Lawrence F. Curtin and Zechariah Krogen-Curtin do hereby assign all of their rights, title and interests in the following described patent applications to Photovoltaic Solar Cells, Inc., "PVSO" (a Nevada corporation).

The consideration for this Assignment shall be the cash sum of $80.00, receipt of which is hereby acknowledged, together with the assumption of the filing fees and costs of the PCT (#5 described below) in the amount of $6,700 ($1,200 of which sum was paid by PVSO in January 2008 and $5,500 was paid by PVSO in February 2008).

The subject patent applications have been filed with and are pending before the United States Patent and Trademark Office.


1. "SOLAR CELL WINDOW LAYER."

2. "NANOCRYSTALLINE SILICON SOLAR CELL MATERIAL."

3. "METHOD OF MANUFACTURING A PHOTOVOLTAIC SOLAR CELL SO THAT THE
PHOTOVOLTAIC SOLAR CELL PRODUCES BETWEEN 2 TIMES AND 2 1/2 TIMES
ITS MATERIAL'S OUTPUT WITH LITTLE INCREASE IN COST."

4. "METHOD OF CREATING A BAND GAP IN ELECTRONICLLY CONDUCTIVE
GRAPHITE, GRAPHENE, CARBON NANO TUBES OR BUCKEYEBALLS."

5. An Application pursuant to the international Patent Cooperation Treaty ("PCT") based upon the provisional patent "METHOD OF MANUFACTURING A PHOTOVOLTAIC SOLAR CELL SO THAT THE PHOTOVOLTAIC SOLAR CELL PRODUCES BETWEEN 2 TIMES AND 2 1/2 TIMES ITS MATERIAL'S OUTPUT WITH LITTLE INCREASE IN COST." (item #3 listed and described above.

The official USPTO Filing Numbers are set forth hereinafter in Schedule "A" -Confidential Information, which is annexed hereto and made an integral part of this Assignment.

Signed and sealed the day and year first above stated by


/s/ Lawrence F. Curtin            /s/ Zechariah Krogin-Curtin
-------------------------------   ------------------------------------
Lawrence F. Curtin, Co-Assignor   Zechariah Krogen-Curtin, Co-Assignor

Accepted and Agreed to as of 02/28/2008
in behalf of Photovoltaic Solar Cells, Inc.

     By: /s/ Lawrence F. Curtin
         ---------------------------------
         Lawrence F. Curtin, CEO/President